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                                                                 Exhibit 10.16

                            INSIGHT HEALTH SERVICES CORP.
                          1997 MANAGEMENT STOCK OPTION PLAN
                                STOCK OPTION AGREEMENT



     AGREEMENT is dated as of November 7, 1997 ("Grant Date") between INSIGHT HEALTH SERVICES CORP., a Delaware corporation ("Corporation") and ___________________ ("Optionee").

     The Board of Directors of the Corporation ("Board") has adopted the 1997 Management Stock Option Plan ("Plan") of the Corporation for the purpose of advancing the interests of the Corporation by providing certain individuals with an opportunity to develop a proprietary interest in the Corporation, which will thereby create strong performance incentives for such individuals to maximize the growth and success of the Corporation and its subsidiaries and will encourage such individuals to remain in the employ of the Corporation or any of its subsidiaries.

     The Optionee is a full time employee of the Corporation or its subsidiaries, and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the grant by the Corporation of a stock option to the Optionee.

          NOW, THEREFORE, it is hereby agreed as follows:

     1. GRANT OF OPTION. Subject to and upon the terms and conditions set forth in this Agreement and the Plan, a copy of which is attached hereto, the Corporation hereby grants to the Optionee, as of the Grant Date, a stock option ("Option") to purchase up to _____________________________________ (__________)
shares ("Option Shares") of the common stock, par value $0.001 per share, of the Corporation ("Common Stock") from time to time during the Option Period (as defined below) at the price of $8.375 per share ("Option Price").

     2. OPTION PERIOD. The Option shall be exercisable only during the Option Period. Subject to Section 4, upon the termination of the Optionee's employment, the Option shall terminate three (3) months after the date of such termination of employment. In addition, upon the Expiration Date (as defined below), the Option shall cease to be exercisable and have no further force or effect whatsoever.

     3.   VESTING AND EARLY TERMINATION.

          (a) The Option shall vest and become exercisable with respect to fifty percent (50%) of the Option Shares in equal increments on each of the first three anniversary dates of the Grant Date and until fully vested, so long as continuously during such time period the Optionee remains an employee of the Corporation or any of its subsidiaries;

          (b) The Option shall vest and become exercisable with respect to the other fifty percent (50%) of the Option Shares in equal increments on each of the seventh, eighth and ninth anniversary dates of the Grant Date and until fully vested, so long as continuously during such time period the Optionee remains an employee of the Corporation or any of its subsidiaries; provided, however, that such vesting shall be accelerated in the following circumstances:

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               (i)    if, as of any day ("1998 Target Date") from and including
November 7, 1998 to and including December 7, 1998, the Average Stock Price (as defined below) for all trading days in the preceding thirty (30) days equals or exceeds $11.25 per share ("1998 Target Price"), the portion of the Option which otherwise vests on the seventh anniversary of the Grant Date shall instead vest and become exercisable as of the 1998 Target Date;

               (ii) if, as of any day ("1999 Target Date") from and including November 7, 1999 to and including December 7, 1999, the Average Stock Price for all trading days in the preceding thirty (30) days equals or exceeds $15.25 per share ("1999 Target Price"), the portion of the Option which otherwise vests on the eighth anniversary of the Grant Date, as well as the portion of the Option, if any, the vesting of which did not accelerate pursuant to clause (i) above, shall vest and become exercisable as of the 1999 Target Date; and

               (iii) if, as of any day ("2000 Target Date") from and including November 7, 2000 to and including December 7, 2000, the Average Stock Price for all trading days in the preceding thirty (30) days equals or exceeds $20.00 per share ("2000 Target Price"), the portion of the Option which otherwise vests on the ninth anniversary of the Grant Date, as well as the portion of the Option, if any, the vesting of which did not accelerate pursuant to clauses (i) or (ii) above, shall vest and become exercisable as of the 2000 Target Date;

               (iv)   (a) if there is a Change of Control pursuant to Section
13 of the Plan; (b) as required pursuant to Section 12(c) of the Plan; or (c) if the Optionee's employment with the Corporation or any of its subsidiaries is terminated other than (1) due to the Optionee's death, (2) for cause (as defined in the Optionee's Executive Employment Agreement (as defined below)) or (3) voluntarily other than as a result of a change of control (as defined in the Optionee's Executive Employment Agreement);

               (v) "Average Stock Price" means, for the period in question, the average of the closing prices of the Corporation's Common Stock on all domestic securities exchanges on which such Common Stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such Common Stock is not so listed, the average of the representative bid and asked prices quoted on the Nasdaq Stock Market as of 4:00 PM., New York time, on such day, or, if on any day such Common Stock is not quoted on the Nasdaq Stock Market, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization. If at any time such Common Stock is not listed on any domestic securities exchange or quoted on Nasdaq or the domestic over-the-counter market, the Average Stock Price shall be the fair market value thereof determined by the Committee.

               (vi) The 1998 Target Price, the 1999 Target Price and the 2000 Target Price shall be increased or decreased, as applicable, to account for any stock split, stock dividend, merger, reorganization, recapitalization or other business combination effectuated after the Grant Date.

          (c) If the Optionee's employment terminates prior to the ninth anniversary date of the Grant Date (i) due to the Optionee's death, (ii) for cause (as defined in the Optionee's Executive Employment Agreement (as defined below)) or (iii) voluntarily other than as a result of a change of control (as defined in the Optionee's Executive Employment Agreement), and the Option has not vested with respect to all Option Shares as of such date, then the vested Option Shares shall be fixed at such time and should the calculation result in a fractional share, it shall be rounded down to the nearest whole number of shares.

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     4.   DEATH OF AN OPTIONEE.  If the Optionee's employment with the
Corporation is terminated as a result of the Optionee's death then the executors or administrators of the Optionee's estate or the Optionee's heirs or legatees (as the case may be) shall have the right to exercise the Option only with respect to Option Shares theretofor vested, unless earlier terminated in accordance with its terms. In the event of such termination, the period for exercising the Option shall be a period of twelve (12) months commencing with the date of such termination of employment, provided that in no event shall the Option be exercisable at any time after the Expiration Date.

     5. TIMING AND METHOD OF EXERCISE. In order to exercise the Option with respect to all or any part of the Option Shares for which the Option is at the time exercisable, the Optionee (or in the case of exercise after the Optionee's death, the Optionee's executor, administrator, heir or legatee, as the case may
be) must comply with the provisions of Section 6(a) of the Plan. A form of exercise notice is attached hereto as Exhibit A.

     6. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, devisees, legal representatives and permitted assigns of the Optionee and the successors and assigns of the Corporation.

     7. LIABILITY OF THE CORPORATION. The inability of the Corporation, despite its best efforts, to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to the Option shall relieve the Corporation of any liability in respect of the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained, but shall not otherwise relieve the Corporation of its liability hereunder.

     8. CONSTRUCTION. This Agreement and the Option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan.

     9. GOVERNING LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the state of Delaware.

     10.  WARRANTIES AND OBLIGATIONS OF THE OPTIONEE.

          (a) The Optionee represents, warrants and agrees that the Optionee will acquire and hold the Option Shares for the Optionee's own account for investment and not with the view to the resale or distribution thereof, except for resales or distributions in accordance with federal and state securities laws, and that the Optionee will not, at any time or times, directly or indirectly, offer, sell, distribute, pledge or otherwise grant a security interest in or otherwise dispose of or transfer all, any portion of or any interest in, any Option Shares (or solicit an offer to buy, take in pledge or otherwise acquire or receive, all or any portion thereof), except pursuant to either (i) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended ("1933 Act"), which Registration Statement has become effective and is current with respect to the shares being offered or sold, or
(ii) a specific exemption from the registration requirements of the 1933 Act, the availability of which exemption shall be the subject matter of an opinion of counsel reasonably acceptable to the Corporation that no registration under the 1933 Act is required with respect to such offer, sale, distribution, pledge, grant or other disposition or transfer.

          (b) The Optionee acknowledges that the Optionee understands that (i) the Option has been granted and the shares to be sold to the Optionee upon exercise of the Option will be sold to the Optionee pursuant to an exemption from the registration requirements in the 1933 Act until such time as the Corporation shall file a Registration Statement under the 1933 Act which has become effective and is current with respect to the shares being offered or sold and in this connection the Corporation is relying in part on


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the representations set forth in this Agreement; (ii) such shares must be held indefinitely unless they are registered or an exemption from registration becomes available under the 1933 Act and the securities laws of any state; (iii) the Corporation is under no obligation to register such shares or to comply with any exemption from such registration, including those portions of Rule 144 under the 1933 Act to be complied with by the Corporation; (iv) if Rule 144 is available for sales of such shares, and there is no assurance that the Optionee will ever be able to sell under Rule 144, such sales in reliance upon Rule 144 may be made only after the shares have been held for the requisite holding period and then only in limited amounts in accordance with the conditions of that Rule, all of which must be met; and (v) the Optionee must, therefore, continue to bear the economic risks of the investment in such shares for an indefinite period of time after the exercise of the Option.

          (c) The Optionee acknowledges that the Optionee has had the opportunity to ask questions of, and receive answers from, the officers and representatives of the Corporation concerning all material information concerning the Corporation and the terms and conditions of the transactions in which the Optionee is acquiring the Option and may subsequently acquire Option Shares. The Optionee further acknowledges that the Optionee understands that the Corporation may use the proceeds from the exercise of the Option for general corporate purposes.

          (d) Immediately prior to the exercise of all or any portion of the Option, the Optionee shall deliver to the Corporation a signed statement, in a form satisfactory to the Corporation, confirming that each of the representations, warranties, acknowledgments and agreements contained in this
Section is true as to the Optionee as of the date of such exercise.

          (e) The Optionee understands that all certificates representing shares transferred pursuant to this Agreement, unless made pursuant to an appropriate Registration Statement under the 1933 Act, will bear the following restrictive legend:

          "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be transferred or hypothecated without prior registration under said Act or an exemption therefrom established to the satisfaction of the issuer."

          (f) If the legal counsel of the Corporation, at the request of the Corporation, advises it that registration under the 1933 Act of the shares deliverable upon the exercise of the Option is required prior to delivery thereof, or that listing of such shares on any exchange is required prior to delivery thereof, the Corporation shall not be required to issue or deliver such shares unless and until such legal counsel shall advise that such registration and/or listing has been completed and is then effective, or is not required.

     11. SEVERABILITY. In the event that any provision of this Agreement is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid and unenforceable provision was not contained herein.

     12. DEFINITIONS. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan. For purposes of interpreting this Agreement, the following definitions shall also apply:

          (a) "Executive Employment Agreement" means that Executive Employment Agreement between the Optionee and the Corporation dated _______________, 199__, as it may be amended from time to time.


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          (b)  "Exercise Date" means the date on which the Corporation receives written notice of the exercise of the Option together with payment of the Option Price for the purchased Option Shares.

          (c) "Exercise Price" means the Option Price multiplied by the number of purchased Option Shares.

          (d) "Expiration Date" means, unless earlier terminated pursuant to the terms of this Agreement or the Plan, the day immediately preceding the tenth anniversary of the Grant Date.

          (e) "Option Period" means the period commencing on the Grant Date and, unless earlier terminated in accordance with Section 3 or 4, ending on the close of business on the Expiration Date.

     IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed in duplicate on its behalf and the Optionee has also executed this Agreement in duplicate, all as of the date first above written.


OPTIONEE                           INSIGHT HEALTH SERVICES CORP.



                                    By:
-------------------------             ----------------------------------
[Optionee Name]                     Leonard H. Habas, Co-Chairman of the
                                    Compensation Committee


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